UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07963

The NYSA Series Trust

(Exact name of registrant as specified in charter)

507 Plum Street Suite 120

Syracuse, New York 13204

(Address of principal executive offices)(Zip code)

Robert Cuculich

Pinnacle Advisors LLC

507 Plum Street Suite 120

Syracuse, New York 13204

 (Name and address of agent for service)

Registrant's telephone number, including area code: (315) 251-1101

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Nysa Fund

A SERIES OF NYSA SERIES TRUST

(NYSAX)

ANNUAL REPORT

MARCH 31, 2016

This report is provided for the general information of the shareholders of the Nysa Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Dear Shareholder,

During the reporting period, the Nysa Fund produced a return of -13.01% (without sales charge), underperforming the S&P 500 Index which returned 1.77% during the same period. We attribute the underperformance of the Fund primarily to equity positions that were exposed to various commodities sectors, resulting from our stock selection process. The Fund’s performance is compared to that of the S&P 500 Index, an unmanaged index of large-capitalization equity securities that is a measure of the general domestic stock market.  Nysa Fund is an actively managed fund that does not seek to replicate the performance of an index.  While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the S&P 500 Index and that the Fund may invest in equities regardless of the market capitalization of their issuers.

Market Overview

As the 2016 fiscal year came to a close, domestic equities continued along a prolonged bull market, and the Federal Reserve continued the debate whether or not to raise interest rates. Fuel and energy prices had tumbled, spooking many investors and contributing to recent market volatility.

However, innovation has been a major contributor in creating companies that will change the way we live. New drugs in the pharmaceutical industry, technological advances in the energy sector, and many other disruptive technologies have contributed to forward momentum in the domestic equity markets.  We continue to seek out issuers in these sectors that have the potential to grow.

In contrast, the United States is in desperate need of a robust fiscal policy to rebuild its aging infrastructure. The unfortunate concentration of wealth, the shrinking of the domestic middle class, and widening wage disparities, have been major contributors to the recent slowing of our recovery from the “Great Recession” of 2008-2009.

Fund Performance

Against the backdrop of a volatile and fragile domestic economy, the Fund’s performance benefitted from portfolio positions that reflect innovative technologies during the reporting period.

One position that has made a positive contribution to Fund performance is Ligand Pharmaceuticals.  Ligand has over 140 products in various stages of development, as well as many promising products that are currently on the market.

Two positions that performed well during the reporting period were in the food business. TerraVia, formerly known as Solazyme, changed its name to emphasize its business as an algae-based food and specialty ingredient product company that is not just squarely focused on energy alternatives. Popeye’s Louisiana Kitchen has a strong brand presence that contributed to positive Fund performance in calendar-year 2015. We believe that Popeye’s is a well-managed company that has been growing steadily over the past seven years.

Detractors in the portfolio during the reporting period included the dry bulk shipping companies DryShips Inc. and Navios Maritime Holdings. The slowing of the global economy played a big factor in dragging down the shipping of goods. We eliminated our position in both companies, as we see a very gradual recovery in their sector. In addition, energy and commodity companies Freeport McMoran, FuelCell, and Kinder Morgan also dragged down Fund performance in the fourth quarter of calendar- year 2015.  These positions had a negative impact on Fund performance, because they represented a large portion of the portfolio and were added too early in their respective economic cycles.

The private placements Transluminal Technologies and the CNY Raceway Park maintained the same price per share through the fiscal period ending March 31, 2016. These positions represented roughly twenty-four percent of the portfolio during the reporting period. Since the price per share did not change throughout the reporting period they did not have a material impact in the performance of the Fund. During the reporting period, the Fund’s portfolio included two Puerto Rico municipal revenue bonds issued by Puerto Rico Highway Authority and Puerto Rico Infrastructure (Rum Tax) Authority. These bond positions are highly speculative and were purchased after much of the bad news was priced in to the securities.  As of this report, Congress is currently working on legislation that would provide a financial control board. These bonds represent roughly 2% of Fund holdings and did not materially affect the Fund’s performance during the reporting period.

Although the Fund’s investment objective is to provide long-term capital growth, its investment strategies can change over time.  The mention of specific fund portfolio holdings does not constitute a recommendation by Pinnacle Advisors LLC.

Outlook

We anticipate that, going forward, easy domestic monetary policies, coupled with global Central Bank’s easy monetary policies, will continue to create stability and long-term economic growth. The Federal Reserve has shown great transparency in its policy actions and has repeatedly shown that it is willing to step-in, if any significant economic headwinds ensue. Although we do not view an easy monetary policy as the best source of economic growth over the long- run, we believe that it has been necessary for continued job growth and increased wages in the United States, which bode well for the domestic economy. We continue to look for investment opportunities that present the potential for long-term growth.  Performance data quoted does not guarantee future investment results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Sincerely,

Robert Cuculich, Portfolio Manager

NYSA FUND

PERFORMANCE ILLUSTRATION

March 31, 2016 (UNAUDITED)

Average Annual Total Returns

(For the period ending March 31, 2016)

Nysa Fund

Comparison of the Change in Value of a $10,000 Investment in the Nysa Fund
and the Standard & Poor's 500 Index
Nysa Fund (with load) ($4,662)
S&P 500 Index ($19,685)
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
Mar-06
Mar-07
Mar-08
Mar-09
Mar-10
Mar-11
Mar-12
Mar-13
Mar-14
Mar-15
Mar-16

FUND/INDEX	1-YEAR	5-YEAR	10-YEAR
Nysa Fund (with load) (1)	-15.18%	-11.76%	-7.35%
S&P 500 Index (2)	1.77%	11.57%	7.01%

This chart assumes an initial investment of $10,000 made on March 31, 2006, after deducting the maximum sales charge of 2.50% currently in effect ($10,000 investment minus $250 sales charge = $9,750).  During the period from April 1, 2005 through May 13, 2007, shares of the Fund were offered without a sales charge.  If returns for the period from April 1, 2006 through May 13, 2007 had been calculated without a deduction of the current maximum sales charge, returns would have been higher.  The new sales charge schedule, which includes a maximum sales charge of 2.50%, was implemented on May 14, 2007.  Please refer to the prospectus dated July 24, 2015 for more detail on the Fund’s sales charge.  Initial public offering of shares was May 12, 1997.

(1)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  All returns reflect reinvested dividends.

(2) The Standard & Poor's 500 Index ("S&P 500") is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

NYSA FUND

PORTFOLIO ILLUSTRATION

March 31, 2016 (UNAUDITED)

The following chart illustrates the allocation of the Fund’s portfolio among various industry sectors as of March 31, 2016.  The allocations are based on the total market value of the Fund’s portfolio investments, and are calculated as a percentage of total investments.

Services - Compurter Programming, Data Processing, & Etc. 0.44%
Retail Eatery 4.73%
Surgical & Medical Instruments 21.43%
Raceway Operations 2.67%
Municipal Bonds 2.26%
Money Market Fund 1.15%
Surety Insurance 3.31%
Printed Circuit Boards 3.87%
Drawing & Insulating Nonferrous Wire 1.12%
Petroleum Refining 1.53%
Electric Services 3.72%
Electronic Connectors 3.13%
Industrial Organic Chemicals 1.09%
Metal Mining 3.15%
Miscellaneous Electrical Machinery, Equipment & Supplies 1.09%
Pharmaceutical Preparations 40.10%
Miscellaneous Plastic Products 0.00%
Patent Owners & Lessors 1.36%
Motor Vehicles & Passenger Car Bodies 2.89%
Natural Gas Transmission 0.96%

	Nysa Fund
	Schedule of Investments
	March 31, 2016

Shares		Value

COMMON STOCKS - 97.89%

Drawing & Insulating Nonferrous Wire - 1.13%
1,000	Corning, Inc.	$ 20,890

Electric Services - 3.77%
138,975	CGE Energy, Inc. *	69,488

Electronic Connectors - 3.17%
2,000	Methode Electronics, Inc.	58,480

Industrial Organic Chemicals - 1.10%
10,000	Solazyme, Inc. *	20,300

Metal Mining - 3.19%
5,700	Freeport-McMoRan, Inc.	58,938

Miscellaneous Electrical Machinery, Equipment & Supplies - 1.10%
3,000	Fuelcell Energy, Inc. *	20,310

Miscellaneous Plastic Products - 0.00%
12	Lightwave Logic, Inc. *	7

Motor Vehicles & Passenger Car Bodies - 2.93%
4,000	Ford Motor Co.	54,000

Natural Gas Transmission - 0.97%
1,000	Kinder Morgan, Inc.	17,860

Patent Owners & Lessors - 1.38%
8,460	Itus Corp.	25,465

Pharmaceutical Preparations - 40.64%
7,000	Ligand Pharmaceuticals, Inc., Class B *	749,630

Petroleum Refining - 1.55%
300	Chevron Corp.	28,620

Printed Circuit Boards - 3.92%
6,000	Flextronics International Ltd. (Singapore) *	72,360

Raceway Operations - 2.71%
25,000	Central New York Raceway Park, Inc. (a) (b)	50,000

Retail Eatery - 4.80%
1,700	Popeyes Louisiana Kitchen, Inc. *	88,502

Services - Compurter Programming, Data Processing, & Etc. - 0.45%
500	Twitter, Inc.	8,275

Surgical & Medical Instruments - 21.72%
84,332	Transluminal Technologies LLC (a) (b)	400,577

Surety Insurance - 3.36%
7,000	MBIA, Inc.	61,950

TOTAL FOR COMMON STOCKS (Cost $1,310,903) - 97.89%		1,805,652

MUNICIPAL BONDS - 2.29%
195,000	Puerto Rico Infrastructure Financing Authority 5.00%, 07/01/2041	31,931
50,000	Puerto Rico Highway & Transportation Authority Series H 5.00%, 07/01/2035	10,375
TOTAL FOR MUNICIPAL BONDS - (Cost $99,479) - 2.29%		42,306

MONEY MARKET FUND - 1.17%
21,542	Huntington Treasury Money Market IV 0.17% **	21,542
TOTAL FOR MONEY MARKET FUND - (Cost $21,542) - 1.17%		21,542

TOTAL INVESTMENTS (Cost $1,431,924) - 101.35%		1,869,500

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.35)%		(24,890)

NET ASSETS - 100.00%		$ 1,844,610

Above percentages are calculated as a percentage of net assets.

(a) Restricted Security - See Note 7.  As of March 31, 2016, the percentage of the Fund’s total net assets represented by illiquid securities was 24.43%. The Fund may not invest more than 15% of its net assets in illiquid securities. However, as noted in the Fund’s prospectus dated as of July 24, 2015, the 15% limitation is not violated unless the excess results immediately and directly from the acquisition of any security, and the Fund’s investments in illiquid securities may, from time to time, exceed 15% of its net assets. The Fund’s percentage of total assets represented by illiquid securities as of March 31, 2016: (i) did not result from the acquisition of any security; and (ii) was the result of changes in the fair value of securities held by the Fund.

(b) Level 3 Security. See Note 2.
* Non-income producing during the period.
** Variable Rate Security, the coupon rate shown represents the yield at March 31, 2016.

The accompanying notes are an integral part of these financial statements.

Nysa Fund
Schedule of Options Written
March 31, 2016

CALL OPTIONS WRITTEN *

Shares Subject	Underlying Security
to Call	Expiration Date/Exercise Price	Value

MBIA, Inc.
5,000	May 20, 2016 Call @ $8.00	$ 6,300

	Total Call Options Written (Premiums Received $1,710)	$ 6,300

* Represents non-income producing security during the period.
The accompanying notes are an integral part of these financial statements.

Nysa Fund
Statement of Assets and Liabilities
March 31, 2016

Assets:
Investments in Securities, at Value (Cost $1,431,924)	$ 1,869,500
Receivables:
Interest and Dividends	604
Prepaid Expenses	1,083
Total Assets	1,871,187
Liabilities:
Options Written, at Value (Premiums Received $1,710)	6,300
Payables:
Trustee Fees	312
Service Fees	3,957
Other Accrued Expenses	16,008
Total Liabilities	26,577
Net Assets	$ 1,844,610

Net Assets Consist of:
Paid In Capital	$ 3,932,592
Accumulated Net Investment Loss	(18,543)
Accumulated Undistributed Realized Loss on Investments	(2,502,425)
Unrealized Appreciation in Value of Investments	432,986
Net Assets, for 430,765 Shares Outstanding	$ 1,844,610

Net Asset Value and Redemption Price Per Share	$ 4.28

Maximum Offering Price Per Share ($4.28/97.5%)	$ 4.39

The accompanying notes are an integral part of these financial statements.

Nysa Fund
Statement of Operations
For the year ended March 31, 2016

Investment Income:
Dividends	$ 7,092
Interest	4,622
Total Investment Income	11,714

Expenses:
Advisory Fees	19,184
Transfer Agent Fees	16,979
Audit Fees	13,421
Legal Fees	42,473
Service Fees	4,809
Compliance Fees	3,377
Custodial Fees	4,742
Trustee Fees	4,000
Registration Fees	1,883
Insurance Fees	734
Miscellaneous Fees	4,420
Printing and Mailing	725
Total Expenses	116,747
Advisory Fees Waived	(19,184)
Net Expenses	97,563

Net Investment Loss	(85,849)

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Securities	(757,696)
Realized Gain on Options Written	24,450
Net Change in Unrealized Appreciation (Depreciation) on Securities	550,647
Net Change in Unrealized Appreciation (Depreciation) on Options Written	(4,590)
Realized and Unrealized Loss on Investments	(187,189)

Net Decrease in Net Assets Resulting from Operations	$ (273,038)

The accompanying notes are an integral part of these financial statements.

Nysa Fund
Statements of Changes in Net Assets

	Years Ended
	3/31/2016	3/31/2015
Decrease in Net Assets From Operations:
Net Investment Loss	$ (85,849)	$ (95,570)
Net Realized Loss on Securities and Options Written	(733,246)	(511,690)
Unrealized Appreciation (Depreciation) on Securities and Options Written	546,057	(565,148)
Net Decrease in Net Assets Resulting from Operations	(273,038)	(1,172,408)

Capital Share Transactions	80,647	290,440

Total Decrease in Net Assets	(192,391)	(881,968)

Net Assets:
Beginning of Period	2,037,001	2,918,969

End of Period (including undistributed net investment income (loss) of $0 and
$(18,543), respectively)	$ 1,844,610	$ 2,037,001

The accompanying notes are an integral part of these financial statements.

Nysa Fund
Financial Highlights
Selected data for a share outstanding throughout the year.

	Years Ended
	3/31/2016	3/31/2015	3/31/2014	3/31/2013	3/31/2012

Net Asset Value, at Beginning of Year	$ 4.92	$ 7.74	$ 6.24	$ 6.90	$ 7.80

Income (Loss) From Investment Operations:
Net Investment Loss *	(0.20)	(0.23)	(0.36)	(0.19)	(0.15)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.44)	(2.59)	1.86	(0.47)	(0.75)
Total Income (Loss) from Investment Operations	(0.64)	(2.82)	1.50	(0.66)	(0.90)

Distributions:
Net Investment Income	0.00	0.00	0.00	0.00	0.00
Realized Gains	0.00	0.00	0.00	0.00	0.00
Total from Distributions	0.00	0.00	0.00	0.00	0.00

Net Asset Value, at End of Year	$ 4.28	$ 4.92	$ 7.74	$ 6.24	$ 6.90

Total Return (**) (***)	(13.01)%	(36.43)%	24.04%	(9.57)%	(11.54)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 1,845	$ 2,037	$ 2,919	$ 2,170	$ 2,337
Before Waiver
Ratio of Expenses to Average Net Assets	6.09%	5.32%	6.16%	5.07%	4.29%
After Waiver
Ratio of Expenses to Average Net Assets	5.09%	4.57%	5.41%	4.94%	4.08%
Ratio of Net Investment Loss to Average Net Assets	(4.48)%	(3.83)%	(4.85)%	(2.99)%	(2.10)%
Portfolio Turnover	28%	46%	128%	194%	184%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.

*** Total return is computed assuming shares are purchased and redeemed at the Fund's net asset value and excludes the effect of sales charges.  A maximum sales charge of up to 2.50%, unless waived or reduced, is applicable to sales of Fund shares.

The accompanying notes are an integral part of these financial statements.

Nysa Fund

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

1.   SIGNIFICANT ACCOUNTING POLICIES

Nysa Fund (“Fund”) is a non-diversified series of Nysa Series Trust (“Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust was organized as a Massachusetts business trust on November 20, 1996.  The Fund was capitalized on February 18, 1997, when affiliates of Pinnacle Advisors LLC (“Adviser”) purchased the initial shares of the Fund at $10 per share.  The Fund began the public offering of shares on May 12, 1997.  The investment objective of the Fund is to provide long-term capital growth.

The Fund follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 2.

Option Writing - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. A Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 5 for additional disclosure on the Fund's option transactions during the Fund’s fiscal year ended March 31, 2016.

Investment Income – Dividend income is recorded on the ex-dividend date.  Interest income is accrued as earned.

Security Transactions – Security transactions are accounted for on trade date.  Realized gains and losses on security transactions are determined on a specific identification basis.

Distributions to Shareholders – Dividends to shareholders from net investment income or capital gains, if any, are paid annually as required to comply with federal excise tax requirements.  Distributions to shareholders are determined in accordance with income tax regulations and recorded on the ex-dividend date.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period.  Actual results could differ from those estimates.

Subsequent Events – Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

Nysa Fund

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016 (Continued)

Reclassifications - In accordance with GAAP, the Fund has recorded a reclassification in the capital accounts. As of March 31, 2016, the Fund recorded permanent book/tax differences of $67,306 from net investment loss to paid-in capital.  These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Federal Income Taxes – The Fund’s policy is to continue to comply with requirements of the Internal Revenue Code that are applicable to regulated investment companies, and distribute all the Fund’s taxable income to its shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains if any, so that the Fund will not be subject to excise tax on undistributed income and gains.  Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013 – 2016) or expected to be taken in the Fund’s 2016 tax returns.  The Fund identifies its major tax jurisdictions as U.S. federal and where the Fund makes significant investments.  Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

2.   SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Trustees has adopted policies and procedures for valuing securities, including the valuation of portfolio securities for which market quotations are not readily available, and has delegated the responsibility for determining fair value prices to the Valuation Committee, subject to review and oversight by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Nysa Fund

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016 (Continued)

The availability of observable inputs can vary from security to security, and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity Securities (common stocks) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated (1) at the last quoted sales price (with securities traded on the NASDAQ NMS and Small Cap Markets valued at the NASDAQ Official Closing Price) or, in the absence of a sale, (2) at the last bid. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed income securities (corporate bonds, structured notes and municipal bonds) - The fair value of fixed income securities is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most fixed income securities are categorized in Level 2 of the fair value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Short Term Investments - Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in Level 1 of the fair value hierarchy.

Derivative Instruments (equity options) – Listed derivatives that are actively traded, and valuations adjustments are not applied, are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy.

Restricted Securities – Restricted securities are generally acquired directly or indirectly from an issuer in a nonpublic offering. Because restricted securities are generally subject to restrictions or transfer, market quotations for such securities are generally not readily available, and they are considered to be illiquid securities.  The Board of Trustees (“Board”) has adopted Portfolio Securities Valuation Procedures that, among other things, provide guidelines for the valuation of portfolio securities for which market quotations are not readily available (“Valuation Procedures”). The Valuation Procedures delegate the responsibility for determining the fair value of securities for which market quotations are not readily available to a Valuation Committee, subject to review and oversight by the Board of Trustees (“Board”).  Under circumstances where the Adviser determines that the market quotation or the price provided by a pricing service does not accurately reflect the current market value, such securities are also valued as

Nysa Fund

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016 (Continued)

determined in good faith by the Valuation Committee, subject to review and oversight by Board of Trustees.  Restricted securities are categorized in Level 3 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of March 31, 2016:

	Financial Instruments—Assets
Categories *	Level 1	Level 2	Level 3	Fair Value

Common Stocks	$1,355,075	$ -	$ 450,577	$1,805,652
Municipal Bonds	-	42,306	-	42,306
Money Market Fund:
Huntington Money Market Fund IV	21,542	-	-	21,542
	$1,376,617	$ 42,306	$ 450,577	$1,869,500

Financial Instruments—Liabilities
Categories *	Level 1	Level 2	Level 3	Fair Value

Call Options Written	$ 6,300	-	-	$ 6,300
Total	$ 6,300	-	-	$ 6,300

* See the Fund’s schedule of investments for details on investments and industry categories.

The following table sets forth a summary of the changes in the fair value of the Fund’s Level 3 investments for the year ended March 31, 2016:

Common Stocks
Balance Beginning at April 1, 2015	$ 450,577
Net Realized Gain/(Loss) on Sale of Investments	-
Net Purchases and Sales	-
Balance End at March 31, 2016	$ 450,577

The total change in unrealized appreciation (depreciation) included in the statement of operations attributable to level 3 investments still held at March 31, 2016 was $0.

There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, or Level 3 at the end of the reporting period.

3.   INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $536,291 and $533,558, respectively, for the year ended March 31, 2016.

4.   TRANSACTIONS WITH AFFILIATES

Advisory Agreement - Under the terms of the Investment Advisory Agreement between the Fund and the Adviser (“Agreement”), the Fund has agreed to pay the Adviser a fee, which is computed and accrued

Nysa Fund

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016 (Continued)

daily and payable monthly, at an annual rate of 1.00% of its average daily net assets up to $100 million; 0.95% of such assets from $100 million to $200 million; and 0.85% of such assets in excess of $200 million. The Adviser has contractually agreed to waive its advisory fee pursuant to a contractual fee waiver arrangement will remain in effect until at least July 24, 2016.

Portfolio Transactions - Commissions paid by the Fund are based on the per transaction commission charge then in effect for the execution of a transaction for the Fund by the investment adviser.  Commissions paid to Pinnacle Investments, Inc., an affiliate of the Adviser, amounted to $4,186, during the fiscal year ended March 31, 2016.  The Fund has adopted policies and procedures which, subject to its duty of best execution and compliance with Rule 17e-1 under the Investment Company Act of 1940, permits the Adviser to execute portfolio transactions on behalf of the Fund through Pinnacle Investments, Inc.

Implementation of a Service Fee Plan - The Fund has adopted a Service Fee Plan, pursuant to which the Fund is permitted to incur expenses of up to 0.25% per year of the Fund’s average daily net assets.  Under the Service Fee Plan, the Fund is permitted to reimburse Pinnacle Investments, LLC, the Underwriter, for a portion of its expenses incurred in servicing shareholder accounts, and Pinnacle Investments, LLC is authorized to pay certain "recipients" as defined therein, for rendering services and for the maintenance of accounts.  For the year ended March 31, 2016, $4,809 was earned by the Underwriter for reimbursement of expenses in connection with shareholder accounts.  At March 31, 2016, $3,957 in Service Fees was outstanding.

5.  OPTIONS

As of March 31, 2016 the Fund had outstanding written call options valued at $6,300. Transactions in written call options during the year ended March 31, 2016 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at March 31, 2015	-	$ -
Options written	569	28,442
Options exercised	(-)	(-)
Options expired	(464)	(21,099)
Options terminated in closing purchase transaction	(55)	(5,633)
Options outstanding at March 31, 2016	50	$ 1,710

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended March 31, 2016, by the Fund, are recorded in the following locations in the statement of operations:

	Location	Realized Gain/(Loss)	Location	Unrealized Gain/(Loss)
Options Written	Realized Gain on Options Written	$24,450	Net Change in Unrealized Appreciation on Options Written	$(4,590)

The selling of written call options may tend to reduce the volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Fund’s gain on the underlying

Nysa Fund

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016 (Continued)

securities. Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

6.   CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities shares of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2016, First Clearing LLC, for the benefit of others, in aggregate owned approximately 79.46% shares of the Fund.

7.   OTHER INVESTMENTS

Restricted Securities – On four different occasions (September 14, 2007 34,000 shares, April 8, 2008 17,000 shares, July 24, 2008 16,666 shares, and June 8, 2009 16,666 shares), the Fund purchased 84,332 shares of Transluminal Technologies, LLC in offerings that were exempt from registration under the Securities Act of 1933, as amended.  As such, these shares are subject to restrictions such as transferability and market quotations that are not readily available for the purpose of valuing this portfolio holding.  As of March 31, 2016, the Board valued the shares of Transluminal Technologies, LLC at $4.75 per share, having taken into consideration certain pertinent factors, including the results of operations and any recent offerings of Transluminal Technologies, LLC.  Because there are no market quotations for this security, it is possible that the valuation assigned by the Board may differ significantly from the amount that might be ultimately realized in near term and the difference could be material.

On April 22, 2014, the Fund also purchased a security from Central New York Raceway Park, Inc. in an offering exempt from the registration requirements of the Securities Act of 1933, as amended, originally in the amount of $50,000.  As such, the shares are subject to restrictions such as transferability and market quotations that are not readily available for the purpose of valuing this portfolio holding.  As of March 31, 2016, the Board valued the shares of Central New York Raceway Park, Inc. at $2.00 per share, having taken into consideration certain pertinent factors, including the results of operations and any recent offerings of Central New York Raceway Park, Inc.  Because there are no market quotations for this security, it is possible that the valuation assigned by the Board may differ significantly from the amount that might be ultimately realized in near term and the difference could be material.

As of March 31, 2016, the percentage of the Fund’s total net assets represented by illiquid securities was 24.43%. The Fund may not invest more than 15% of its net assets in illiquid securities. However, as noted in the Fund’s prospectus dated as of July 24, 2015, the 15% limitation is not violated unless the excess results immediately and directly from the acquisition of any security, and the Fund’s investments in illiquid securities may, from time to time, exceed 15% of its net assets. The Fund’s percentage of total assets represented by illiquid securities as of March 31, 2016: (i) did not result from the acquisition of any security; and (ii) was the result of changes in the fair value of securities held by the Fund.

8.   INCOME TAXES

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year. As of March 31, 2016 the Fund’s most recent fiscal year-end, components of distributable earnings on a tax basis were as follows:

Nysa Fund

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016 (Continued)

Post December net investment loss

$  (18,543)

Post-October Capital Loss Deferrals

  (241,569)

Net Unrealized Appreciation

   432,986

Capital loss carryforwards:

Expiring 3/31/18

  (574,625)

Indefinite short-term

  (287,393)

Indefinite  long-term

              (1,398,838)

Total Distributable Earnings

          $  (2,087,982)

The undistributed ordinary income (loss) and capital gains (losses) shown may differ from corresponding accumulated net investment income (loss) and accumulated net realized gain (loss) reported on the statement of assets and liabilities.  The accumulated net realized losses reported on the statement of assets and liabilities differ from the above due to the deferral of late year losses.

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following year.  The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year.  As of March 31, 2016 the Fund elected to defer post December net investment loss in the amount of $(18,543) and defer capital losses in the amounts of ($241,569).  The capital loss carry forward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carry forward remains.

As of March 31, 2016, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities (not including options) were as follows:

Gross unrealized appreciation on investment securities

$     786,137

Gross unrealized depreciation on investment securities

     (353,151)

Net unrealized appreciation on investment securities

$     432,986

Tax cost of investment securities, including short-term investments

$  1,430,214

+ The capital loss carryforward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

9.   CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of no par value shares of separate series.  The total paid-in-capital was $3,932,592, as of March 31, 2016.  Transactions in capital for the year ended March 31, 2016 and the year ended March 31, 2015 were as follows:

	Year Ended March 31, 2016		Year Ended March 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	31,502	$ 145,134	80,691	$ 553,159
Shares redeemed	(14,645)	(64,487)	(43,870)	(262,719)
Net increase	16,857	$ 80,647	36,821	$ 290,440

Nysa Fund

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016 (Continued)

10.   COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications.  The Fund’s maximum exposure under these arrangements is dependent on future claims that be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Nysa Fund

    We have audited the accompanying statement of assets and liabilities of Nysa Fund (a series of Nysa Series Trust) (the “Fund”), including the schedule of investments, as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nysa Fund as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

May 26, 2016

Nysa Fund

Expense Illustration

March 31, 2016 (Unaudited)

Expense Example

As a shareholder of the Nysa Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2015 through March 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2015	March 31, 2016	October 1, 2015 to March 31, 2016

Actual	$1,000.00	$1,028.85	$24.04
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,001.30	$23.72

* Expenses are equal to the Fund's annualized expense ratio of 4.74%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nysa  Series Trust

TRUSTEES & OFFICERS

March 31, 2016 (Unaudited)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Lawton Williamson 507 Plum St. Syracuse, NY 13204 Age: 59	Trustee	Since March 2013	1	Director, Community Employment, Onondaga Community Living, Inc. from 2000 – Present.
Mark E. Wadach 507 Plum St. Syracuse, NY 13204 Age: 65	Trustee	Since February 1997	1	Sales Representative/Consultant for Upstate Utilities Inc. from 2007 – Present.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Robert Cuculich 507 Plum St. Syracuse, NY Age: 60	President	Since June 2013	1	President of Pinnacle Advisors LLC since June 2013; Registered Representative with Pinnacle Investments, LLC since 2008.
Benjamin Quilty 507 Plum St. Syracuse, NY Age: 34	Vice President &Treasurer CCO	Since June 2013 Since December 2014	1	CCO of Pinnacle Advisors LLC since June 2013; Registered Representative with Pinnacle Investments, LLC since 2010.
Cortland Schroder 100 Limestone Plaza, Fayetteville, NY Age: 51	Secretary	Since September 2014	1	Chief Marketing Officer of Pinnacle Holdings Co. since March 2014; Self-employed as a Career Counselor since 2013; Associate Director of Employer Relations at Colgate University

Joseph Masella 100 Limestone Plaza, Fayetteville, NY Age: 66	Trustee *	Since February 1997	1	Chief Executive Officer, Pinnacle Capital Management, LLC, October 2011 – present; Various Officer Positions & Director, Unity Mutual Life Insurance Company, August 1978 – June 2011.

* Mr. Masella served as an Independent Trustee from 1997 – 2011.

Trustees serve for indefinite terms.  The Nysa Series Trust Agreement and Declaration of Trust, dated November 20, 1996, states: “Each Trustee shall serve as a Trustee during the lifetime of the Trust and until its termination as hereinafter provided or until such Trustee sooner dies, resigns, retires, or is removed. The Trustees may elect their own successors and may, pursuant to Section 3.1(f) hereof, appoint Trustees to fill vacancies; provided that, immediately after filling a vacancy, at least two-thirds of the Trustees then holding office shall have been elected to such office by the Shareholders at an annual or special meeting. If at any time less than a majority of the Trustees then holding office were so elected, the Trustees shall forthwith cause to be held as promptly as possible, and in any event within 60 days, a meeting of Shareholders for the purpose of electing Trustees to fill any existing vacancies.” Additionally, per this Declaration of Trust, the Trustees have the authority to “elect and remove officers”.

Nysa Fund

ADDITIONAL INFORMATION

March 31, 2016 (Unaudited)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on March 1, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-535-9169, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 535-9169 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund historically voted proxies for portfolio securities can be obtained at our transfer agent’s website, www.mutualss.com.

Statement of Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 535-9169 to request a copy of the SAI or to make shareholder inquiries.

 Advisory Agreement Renewal - Nysa Series Trust (Trust) has entered into an Investment Advisory Agreement (Agreement) with Pinnacle Advisors LLC (Adviser), pursuant to which the Adviser provides investment advisory services to Nysa Fund (Fund). Each year, the Board of Trustees (Board), including a majority of the Independent Trustees, is required to determine whether to renew the Agreement. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Adviser provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board considered the renewal of the Agreement at a meeting held in person for that purpose on March 17, 2016. All members of the Board, including the Independent Trustees, were present. Following its review of the information provided by the Adviser, the Board, including a majority of the Independent Trustees, discussed a variety of factors relevant for the purpose, and determined that it was in the best interest of the Fund and its shareholders to renew the Agreement.

The Adviser provided information to the Board relating to the following factors: (i) the nature, quality and extent of the services provided by the Adviser; (ii) the investment performance of the Fund; (iii) the fees and expenses of the Fund, including comparative fee and expense information; (iv) whether economies of scale could be realized as the Fund grows; and (v) other benefits to the Adviser and its affiliates from their relationship with the Fund. The Board did not discuss profits to be realized by the Adviser because the contractual relationship between the Trust and the Adviser is not currently profitable to the Adviser. The Board was aware that there may be alternatives to retaining the Adviser. A summary of the information considered by the Board and a summary of the Board’s conclusions are set forth below.

Nature, Quality and Extent of the Services. The Board considered information about the nature, quality and extent of the services provided to the Fund. The Adviser’s duties include providing the Fund with the services of the portfolio manager and providing certain administrative services to the Fund. The Fund’s principal underwriter (“Distributor”), an affiliate of the Adviser, provides the Fund with office space, investment research and access to trading platforms.

Investment Performance of the Fund. The Board considered information about the performance of the Fund during the calendar year ended December 31, 2015. It was noted that the Fund’s returns were negative during that period, that the Fund’s performance (-5.30%), excluding sales charge, was below that of the Standard & Poor’s 500 Index (1.40%), and that the Fund’s performance, including the maximum sales charge would have been even lower (-7.62%) The Board also considered the comparative performance information for other mutual funds in the small-cap blend category provided by the Adviser. Three out of the four peer group mutual funds also included a maximum sales charge. All four had a negative performance in the 2016 calendar year.

Fees and Expenses of the Fund; Economies of Scale. The Board considered information about the fees and expenses of the Fund during the most recent 12 month period. It was noted that expenses as a percentage of assets remain relatively high compared to most other mutual funds in its peer group. The Board acknowledged that it would be necessary to increase the assets of the Fund in order to reduce the Fund’s expense ratio. The Board also discussed the fact that, during the relevant period, the Fund’s legal and compliance costs accounted for half of the expense ratio. Officers of the Fund noted that a reduction of these specific expenses would require an increase in internal resources. The Board considered the fact that the Adviser had waived its entire advisory fee during the 2016 fiscal year, and that the Adviser is willing to continue to waive its advisory fee during the 2017 fiscal year. It was also noted that the Investment Advisory Agreement provides for breakpoints in the advisory fee, which could be beneficial to shareholders resulting from economies of scale as assets of the Fund grow.

Other Benefits to the Adviser and Affiliates of the Adviser. It was noted that the Fund is the only client to whom the Adviser provides investment advisory services and that the contractual relationship between the Adviser and the Fund is not currently profitable to the Adviser. It was also noted that, subject to the Adviser’s duty to seek best execution and subject to compliance with policies and procedures established by the Fund to comply with Rule 17e-1, the Adviser places portfolio transactions with the Distributor, an affiliate of the Adviser, and that the revenues derived from these portfolio transactions provide an economic benefit to the Distributor.

Conclusions. While the Board considered the factors described above, it did not specifically consider information relating to the costs incurred by the Adviser in providing services under the Agreement. The Board did not rely on industry comparisons for purposes of evaluating the fees to be paid (i.e. in the absence of the Adviser’s commitment to waive advisory fees) and the services to be provided under the Agreement. However, the Board relied on summaries of industry comparisons for purposes of evaluating the performance of the Fund and expenses incurred by the Fund. While the Board acknowledged that there may be alternatives to retaining the services of the Adviser, it also acknowledged that such alternatives would likely be limited, especially in view of the fact that the Adviser has agreed to waive all or a portion of its advisory fee for a specified period of time in an effort to reduce Fund expenses. While the Board considered the various factors described above, no single factor was determinative.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The fund is small enough that the audit committee has deemed it unnecessary to elect an audit committee financial expert.

Item 4. Principal Accountant Fees and Services.

Item 4. Principal Accountant Fees and Services.

(a)        Audit Fees

            FY 2016                       $ 15,200

            FY 2015                       $ 12,200

(b)        Audit-Related Fees

                                                Registrant

            FY 2016                       $ 0

            FY 2015                       $ 0

(c)        Tax Fees

            FY 2016                       $ 2,000

            FY 2015                       $ 2,000

(d)        All Other Fees

            FY 2016                       $ 1,710

            FY 2015                       $ 0

Nature of the Fees: Other Non-Attest

(e)

(1)

Audit Committee’s Pre-Approval Policies

Due to the small size of the fund the audit committee has yet to develop a pre-approval policy.

(2)

Percentages of Services Approved by the Audit Committee

Not applicable.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The NYSA Series Trust

By /s/Robert Cuculich

*Robert Cuculich

Chief Executive Officer

Date June 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Robert Cuculich

*Robert Cuculich

Chief Executive Officer

Date June 9, 2016

By /s/Benjamin R. Quilty

*Benjamin R. Quilty

Chief Financial Officer

Date June 9, 2016

* Print the name and title of each signing officer under his or her signature.